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                                                                    Exhibit 99.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      I, TIAO TSAN LAI, President and Chief Executive Officer (principal executive officer) of Investment Agents, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended November 30, 2002 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ Tiao Tsan Lai
----------------------------
Name: Tiao Tsan Lai
Date:  January 22, 2003


                                  Exhibit 99.1